UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         Date of Report: April 16, 2001

                            UGLY DUCKLING CORPORATION

                            -------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  000-20841               86-0721358
       ------------            ------------------     -------------------
 (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)          File Number)         Identification No.)




            2525 E. Camelback Road, Suite 500, Phoenix, Arizona 85016
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)




       Registrant's telephone number, including area code (602) 852-6600
                                ----------------


                                 Not applicable.

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         (Former name or former address, if changed since last report.)

Item 5. Other Events

Attached hereto as Exhibit 99.3 is a copy of Ugly Duckling Corporation's press release dated April 16, 2001 titled "Ugly Duckling Announces Closing of Warehouse Receivables Facility and 19th Securitization, and Extension of Inventory Line of Credit."

        (c) Exhibits

EXHIBIT
NUMBER  DESCRIPTION

99.3 Ugly Duckling Corporation Press Release dated February 21, 2001 titled "Ugly Duckling Announces Closing of Warehouse Receivables Facility and 19th Securitization, and Extension of Inventory Line of Credit."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            UGLY DUCKLING CORPORATION

Date: April 16, 2001   By: \s\ Jon D. Ehlinger
                          -----------------------------
                          Secretary and General Counsel